Blackstone Senior Floating Rate 2027 Term Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 137.13%
Aerospace & Defense - 6.18%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,364,755	$1,349,409
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,998,453	1,876,677
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	406,465	381,697
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	737,224	738,101
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	158,802	158,670
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	984,456	984,456
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,680,799	1,535,830
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,287,661	2,285,763
Standard Aero, Ltd., First Lien Term Loan, 6M US SOFR + 4.25%, 08/24/2028	68,058	68,001
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,512,973	1,515,454
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	854,265	855,627
		11,749,685

Air Freight & Logistics - 2.23%
Clue Opco LLC, First Lien Term Loan, 6M US SOFR + 4.00%, 09/20/2030	1,280,000	1,252,269
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	1,344,388	1,342,801
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,660,095	1,637,443
		4,232,513

Automobile Components - 2.72%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	363,979	364,833
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,460,960	1,382,828
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	1,396,110	1,395,460
First Brands Group LLC, First Lien Term Loan, 6M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	640,000	633,203
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	746,986	746,053
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028	653,333	654,967
		5,177,344

Beverages - 0.79%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	1,538,316	1,502,419

Biotechnology - 0.36%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	700,861	689,998

Broadline Retail - 0.89%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,682,785	1,682,785

Building Products - 3.89%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,050,923	1,036,720
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,300,779	1,301,189
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,352,465	1,279,486
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,047,616	2,047,616
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 02/16/2029	152,230	139,006

	Principal
	Amount	Value

Building Products (continued)
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	$1,356,306	$1,348,439
Tamko Building Products LLC, First Lien Term Loan, 6M US SOFR + 3.50%, 09/20/2030	251,761	250,975
		7,403,431

Capital Markets - 2.72%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	1,204,181	1,205,030
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,447,201	1,437,251
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	538,776	538,921
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,983,522	1,980,180
		5,161,382

Chemicals - 2.68%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	992,386	990,654
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	1,145,102	1,132,220
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	742,636	742,172
Messer Industries LLC Tl, First Lien Term Loan, 3M US SOFR + 2.50%, 03/02/2026	877,392	877,787
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	424,444	420,023
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	949,509	939,615
		5,102,471

Commercial Services & Supplies - 5.97%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	750,000	741,563
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	1,074,290	1,053,701
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,510,000	1,491,125
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,328,046	1,322,349
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	100,994	100,561
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	29,070	29,039
1M US SOFR + 3.00%, 11/30/2028	387,597	387,194
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	534,202
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028	34,393	32,300
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,101,356	1,102,441
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/21/2030	800,000	794,000
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(d)	592,718	124,471
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,257,300	1,239,490
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	290,909	291,636
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	570,718	565,190
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	713,846	678,154
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	1,076,712	868,293
		11,355,709

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	854,492	102,539

Construction & Engineering - 2.63%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,430,694	1,425,952
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 01/03/2029	907,832	911,028
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 08/01/2025	1,319,088	1,319,853
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	1,405,244	1,344,650
		5,001,483

Construction Materials - 1.49%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	1,488,402	1,488,149

	Principal
	Amount	Value

Construction Materials (continued)
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	$1,347,890	$1,346,967
		2,835,116

Containers & Packaging - 2.37%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	247,023	247,296
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	562,857	561,839
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 11/03/2028	496,003	494,391
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,604,617	1,604,328
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	800,000	23,000
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,577,801	1,574,732
		4,505,586

Distributors - 0.76%
FleetPride, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/26/2028(b)	427,705	423,696
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	1,047,761	1,025,140
		1,448,836

Diversified Consumer Services - 5.07%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	567,013	561,816
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	1,228,528	1,217,269
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(b)(c)	490,359	7,355
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	228,521	225,950
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	1,987,809	1,987,134
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	809,056	764,558
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 09/29/2030(b)	441,122	440,019
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,760,662	1,748,337
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,215,603	1,158,470
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,553,444	1,526,096
		9,637,004

Diversified Telecommunication Services - 3.03%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	1,502,467	1,421,995
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,436,201	1,029,922
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,942,903	1,897,974
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,413,127	1,405,065
		5,754,956

Electric Utilities - 0.73%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,391,584	1,392,321

Electrical Equipment - 0.98%
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	1,450,017	1,428,905
Vantage Elevator 11/21, First Lien Term Loan, 1M US SOFR + 3.75%, 11/10/2028	455,534	430,102
		1,859,007

Electronic Equipment, Instruments & Components - 0.44%
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	415,149	407,191
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	468,085	426,793
		833,984

	Principal
	Amount	Value

Entertainment - 1.16%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	$1,360,771	$1,360,771
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	860,222	852,429
		2,213,200

Financial Services - 3.46%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,187,860	1,185,633
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	483,504	394,479
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,497,108	1,475,085
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	862,371	796,753
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,322,047	1,269,165
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,460,367	1,463,413
		6,584,528

Food Products - 2.28%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	1,273,451	1,267,880
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,728,271	1,718,739
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,156,998	1,157,542
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	188,049	188,284
		4,332,445

Gas Utilities - 0.19%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 6M US L + 0.00%, 09/18/2030(b)	359,040	358,591

Ground Transportation - 2.43%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,336,118	1,330,513
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,554,823	1,556,060
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,731,298	1,739,851
		4,626,424

Health Care Equipment & Supplies - 2.76%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,266,932	2,214,974
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	153,319	122,152
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	637,814	599,704
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	997,462	982,320
YI LLC, First Lien Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 11/07/2024	1,337,892	1,331,203
		5,250,353

Health Care Providers & Services - 12.06%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	269,360	220,875
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,296,460	1,063,098
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	956,121	945,852
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	1,791,172	1,786,192
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	1,434,202	334,348
3M US SOFR + 7.88%, 03/31/2027(c)	222,266	265,052
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	2,318,841	1,628,986
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	700,000	491,750
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,717,918	1,702,216
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,305,587	1,304,908
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	930,219	920,140
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	538,438	507,028
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	918,789	748,239

	Principal
	Amount	Value

Health Care Providers & Services (continued)
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	$804,692	$720,871
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	23,078	20,674
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,384,730	1,293,338
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,511,353	1,416,682
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(e)	54,067	52,816
3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,235,716	1,207,140
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 02/14/2025	1,589,852	1,584,883
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,111,880
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US SOFR + 3.50%, 03/05/2026	1,096,928	1,093,193
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,263,380	957,156
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	1,141,244	1,141,244
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 10/01/2028	455,528	419,247
		22,937,808

Health Care Technology - 2.59%
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	1,197,066	1,198,562
Milano Acquisition Corp. Tlb, First Lien Term Loan, 3M US SOFR + 4.00%, 10/01/2027	1,134,717	1,109,896
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	734,077	726,047
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,878,004	1,880,858
		4,915,363

Hotels, Restaurants & Leisure - 5.04%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 6M US SOFR + 2.50%, 0.50% Floor, 09/23/2030	888,369	886,059
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,375,463	1,351,000
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 6M US SOFR + 5.00%, 09/11/2033	436,000	427,644
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,323,928	1,326,000
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,376,301	1,371,711
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,141,310	1,131,740
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,233,082	1,236,781
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	992,972	990,534
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	853,429	851,296
		9,572,765

Independent Power and Renewable Electricity Producers - 1.10%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	1,336,047	1,336,815
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	155,996	151,348
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	603,077	604,081
		2,092,244

Industrial Conglomerates - 4.73%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	832,239	819,497
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	1,427,976	1,422,365
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	859,341	853,166
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	74,274	72,986
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,373,887	1,350,064
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,462,310	1,461,147
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,473,937	1,404,080
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,606,678	1,605,072
		8,988,377

	Principal
	Amount	Value

Insurance - 3.51%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	$889,901	$885,656
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	225,524	225,666
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	950,000	944,067
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	1,535,935	1,538,017
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	377,092	376,432
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	647,907	648,921
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	1,753,726	1,734,776
USI, Inc., First Lien Term Loan:
6M US L + 0.00%, 09/14/2030	216,467	216,197
6M US SOFR + 3.75%, 09/14/2030	108,234	108,098
		6,677,830

Interactive Media & Services - 1.10%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	372,838	373,308
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,117,200	1,082,723
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	705,038	628,697
		2,084,728

IT Services - 4.87%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,346,130	1,330,360
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,581,655	1,484,122
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,350,616	2,289,899
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	883,359	871,951
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,430,035	1,379,541
Virtusa Corp., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	1,496,154	1,489,451
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	410,404	410,917
		9,256,241

Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/17/2027	241,364	241,365

Life Sciences Tools & Services - 2.29%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,389,655	1,362,084
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,517,034	1,267,680
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	345,594	337,386
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,384,994	1,376,968
		4,344,118

Machinery - 1.25%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 10/13/2028	240,126	212,737
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	2,057,610	2,061,992
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	99,127	98,471
		2,373,200

Media - 5.21%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,303,549	1,305,830
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,039,175	1,039,056
Cogeco Communications USA II LP, First Lien Term Loan, 3M US SOFR + 2.00%, 01/03/2025	1,432,343	1,433,725
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,400,000	1,262,807
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,286,902	1,057,486

	Principal
	Amount	Value

Media (continued)
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	$1,453,874	$1,452,784
3M US SOFR + 4.25%, 06/24/2029	215,455	215,508
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	2,182,983	2,142,597
		9,909,793

Metals & Mining - 0.18%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	344,216	344,001

Mortgage Real Estate Investment - 0.31%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	296,907	292,270
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	296,954	293,242
		585,512

Oil, Gas & Consumable Fuels - 0.80%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	752,265	752,611
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	366,178	363,318
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	1,026	1,029
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	410,495	412,633
		1,529,591

Passenger Airlines - 2.57%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	893,233	895,095
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	231,254	227,786
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	602,828	599,265
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	649,531	649,800
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,582,683	1,571,470
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	932,981	935,897
		4,879,313

Pharmaceuticals - 1.25%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,388,412	1,363,629
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,040,524	1,014,079
		2,377,708

Professional Services - 8.08%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,531,967	1,532,733
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,865,513	1,781,574
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,830,866	1,698,504
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	481,202
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	304,000	288,610
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	930,971	930,678
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	1,549,621	1,534,125
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,136,847	1,143,009
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	592,217	589,010
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,305,527	1,302,629
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	1,426,899	1,430,316
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026	162,722	151,738
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,778,905	1,779,643
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US SOFR + 2.25%, 12/01/2028	331,858	332,108
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030(e)	392,920	393,617
		15,369,496

	Principal
	Amount	Value

Real Estate Management & Development - 0.88%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	$1,034,103	$1,019,884
3M US SOFR + 4.00%, 01/31/2030	657,534	653,425
		1,673,309

Semiconductors & Semiconductor Equipment - 0.57%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,079,686	1,078,169

Software - 15.22%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	575,451	569,398
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,692,738	1,695,150
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,368,818	1,318,555
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,615,850	1,593,632
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,784,490	1,699,450
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	753,506	735,407
Epicor Software Corp. TL 1L, First Lien Term Loan, 6M US SOFR + 4.25%, 07/30/2027	130,909	131,236
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	897,966	847,078
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,336,614	1,339,273
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 09/20/2030	867,155	867,472
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,069,125	1,988,088
Imperva, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 01/12/2026	2,597,146	2,605,262
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	248,447	214,752
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	537,313	389,106
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	1,294,609	1,299,470
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,690,002	1,266,090
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	1,002,902	968,006
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	322,746	314,527
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,141,288	1,133,282
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,383,043	1,383,044
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,739,948	1,456,301
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 11/28/2028	555,667	548,202
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	810,301	790,680
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	197,851	198,052
1M US L + 2.25%, 0.50% Floor, 03/22/2029	298,242	298,546
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	1,645,731	1,644,258
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,689,470	1,641,776
		28,936,093

Specialty Retail - 1.12%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/07/2025(b)	50,945	50,913
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	118,438	113,404
1M US SOFR + 4.00%, 02/07/2025	370,476	371,287
1M US SOFR + 4.00%, 0.50% Floor, 02/07/2025	782,909	751,593
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026(b)	67,212	67,212
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026	131,985	126,459
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	666,040	646,059
		2,126,927

Technology Hardware, Storage & Peripherals - 0.71%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,504,800	1,343,034

Textiles, Apparel & Luxury Goods - 0.47%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	927,749	891,604

	Principal
	Amount	Value

Trading Companies & Distributors - 1.96%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	$1,786,626	$1,771,315
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	577,047	558,950
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	1,404,785	1,403,029
		3,733,294

Wireless Telecommunication Services - 0.87%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,679,252	1,660,016

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $266,566,487)		260,716,009

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.85%
Consumer Finance - 1.82%
Octagon 60, Ltd., 3M US SOFR + 5.00%, 10/20/2035(b)(f)	1,000,000	1,002,446
Octagon 66, Ltd., 3M US SOFR + 4.46%, 08/16/2033(b)(f)	2,000,000	2,007,585
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(f)	500,000	451,556
		3,461,587

Financial Services - 4.03%
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(f)	1,000,000	966,704
CIFC Funding 2022-VII, Ltd., 3M US SOFR + 5.35%, 10/22/2035(b)(f)	1,000,000	1,017,280
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(f)	1,250,000	1,222,112
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	483,723
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	732,168
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	986,496
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	500,000	483,720
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(f)	1,000,000	949,402
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(b)(f)	1,000,000	825,660
		7,667,265

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,533,518)		11,128,852

CORPORATE BONDS - 2.94%
Aerospace & Defense - 0.08%
Rolls-Royce PLC, 5.750%, 10/15/2027(f)	50,000	48,296
TransDigm, Inc.:
4.625%, 01/15/2029	15,000	13,117
4.880%, 05/01/2029	110,000	96,786
		158,199

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	45,000	37,625

Automobiles - 0.04%
Ford Motor Credit Co. LLC, 6.800%, 05/12/2028	72,000	71,976

Banks - 0.03%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	60,000	57,309

Broadline Retail - 0.05%
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	95,000	95,611

Building Products - 0.03%
Griffon Corp., 5.750%, 03/01/2028	40,000	36,354
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	26,000	22,970
		59,324

	Principal
	Amount	Value

Chemicals - 0.02%
Chemours Co.:
5.750%, 11/15/2028(f)	$14,000	$12,164
4.630%, 11/15/2029(f)	15,000	12,083
Valvoline, Inc., 3.630%, 06/15/2031(f)	15,000	11,637
		35,884

Commercial Services & Supplies - 0.02%
Deluxe Corp., 8.000%, 06/01/2029(f)	10,000	8,262
GFL Environmental, Inc., 4.000%, 08/01/2028(f)	10,000	8,748
Steelcase, Inc., 5.125%, 01/18/2029	25,000	22,204
		39,214

Construction & Engineering - 0.02%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	15,000	14,286
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	14,000	11,501
Tutor Perini Corp., 6.875%, 05/01/2025(f)	20,000	18,315
		44,102

Consumer Finance - 0.21%
Enova International, Inc., 8.500%, 09/15/2025(f)	15,000	14,678
FirstCash, Inc.:
4.630%, 09/01/2028(f)	55,000	48,791
5.625%, 01/01/2030(f)	20,000	18,019
Goeasy, Ltd., 4.375%, 05/01/2026(f)	35,000	32,059
Navient Corp.:
5.000%, 03/15/2027	20,000	17,999
4.880%, 03/15/2028	50,000	42,437
9.375%, 07/25/2030	19,000	18,758
5.625%, 08/01/2033	30,000	21,809
OneMain Finance Corp.:
3.500%, 01/15/2027	52,000	44,577
3.880%, 09/15/2028	60,000	48,225
5.375%, 11/15/2029	15,000	12,581
SLM Corp.:
4.200%, 10/29/2025	40,000	37,468
3.125%, 11/02/2026	5,000	4,342
Synchrony Financial, 7.250%, 02/02/2033	19,000	16,786
World Acceptance Corp., 7.000%, 11/01/2026(f)	15,000	12,793
		391,322

Containers & Packaging - 0.01%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	10,000	9,249

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	25,000	22,927
WW International, Inc., 4.500%, 04/15/2029(f)	32,000	22,528
		45,455

Diversified REITs - 0.04%
Service Properties Trust:
4.750%, 10/01/2026	15,000	12,883
4.950%, 02/15/2027	80,000	67,656
		80,539

Diversified Telecommunication Services - 0.07%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	60,000	57,358
Consolidated Communications, Inc., 6.500%, 10/01/2028(f)	27,000	21,161
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	53,000	45,395
		123,914

Electric Utilities - 0.01%
PG&E Corp., 5.000%, 07/01/2028	15,000	13,603

	Principal
	Amount	Value

Energy Equipment & Services - 0.17%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(f)	$7,000	$6,778
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	80,000	74,572
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(f)	10,000	10,011
Enerflex, Ltd., 9.000%, 10/15/2027(f)	40,000	39,542
Nabors Industries, Ltd., 7.500%, 01/15/2028(f)	30,000	27,770
Oceaneering International, Inc., 6.000%, 02/01/2028	44,000	41,496
Precision Drilling Corp., 6.875%, 01/15/2029(f)	20,000	18,963
Transocean, Inc.:
7.500%, 04/15/2031	72,000	62,448
6.800%, 03/15/2038	9,000	6,859
Valaris, Ltd., 8.375%, 04/30/2030(f)	35,000	35,057
		323,496

Financial Services - 0.13%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	18,000	16,551
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(f)	15,000	13,129
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	50,000	47,301
5.500%, 08/15/2028(f)	70,000	61,823
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	10,000	9,517
4.250%, 02/15/2029(f)	85,000	68,852
5.750%, 09/15/2031(f)	15,000	12,288
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	25,000	22,284
		251,745

Food Products - 0.02%
Post Holdings, Inc., 4.625%, 04/15/2030(f)	40,000	34,302

Gas Utilities - 0.03%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	25,000	20,899
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	30,000	26,104
		47,003

Health Care Providers & Services - 0.07%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	5,000	2,663
6.125%, 04/01/2030(f)	23,000	11,736
DaVita, Inc.:
4.625%, 06/01/2030(f)	75,000	61,677
3.750%, 02/15/2031(f)	10,000	7,611
Encompass Health Corp., 4.500%, 02/01/2028	55,000	50,175
		133,862

Health Care Technology - 0.02%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	45,000	33,838

Hotels, Restaurants & Leisure - 0.20%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(f)	30,000	26,936
4.380%, 01/15/2028(f)	10,000	9,023
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	10,000	8,786
Carnival Corp.:
5.750%, 03/01/2027(f)	3,000	2,718
6.000%, 05/01/2029(f)	55,000	46,979
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	20,000	16,805
Hilton Domestic Operating Co., Inc., 1M US L + 3.75%, 05/01/2029(f)	30,000	25,975
Light & Wonder International, Inc., 7.500%, 09/01/2031(f)	6,000	5,937
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	55,000	50,842
7.750%, 02/15/2029(f)	25,000	23,231

	Principal
	Amount	Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	$35,000	$32,126
5.375%, 07/15/2027(f)	10,000	9,264
7.500%, 10/15/2027	15,000	14,989
3.700%, 03/15/2028	60,000	50,828
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	75,000	69,839
		394,278

Household Durables - 0.17%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	34,000	31,157
7.250%, 10/15/2029	15,000	14,089
Century Communities, Inc., 3.880%, 08/15/2029(f)	13,000	10,770
Dream Finders Homes, Inc., 8.250%, 08/15/2028(f)	19,000	19,147
M/I Homes, Inc., 3.950%, 02/15/2030	36,000	29,401
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	75,000	69,949
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	80,000	66,852
3.880%, 10/15/2031(f)	15,000	11,590
TopBuild Corp., 3.630%, 03/15/2029(f)	35,000	29,840
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	35,000	32,157
		314,952

Household Products - 0.02%
Central Garden & Pet Co., 4.125%, 04/30/2031(f)	9,000	7,348
Energizer Holdings, Inc., 4.750%, 06/15/2028(f)	44,000	38,058
		45,406

Independent Power and Renewable Electricity Producers - 0.05%
Vistra Operations Co. LLC:
5.625%, 02/15/2027(f)	20,000	18,985
5.000%, 07/31/2027(f)	40,000	36,817
4.375%, 05/01/2029(f)	30,000	25,817
7.750%, 10/15/2031(f)	22,000	21,692
		103,311

Interactive Media & Services - 0.03%
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	68,000	60,440

IT Services - 0.04%
Gartner, Inc., 4.500%, 07/01/2028(f)	15,000	13,702
Sabre GLBL, Inc., 11.250%, 12/15/2027(f)	22,000	20,201
Science Applications International Corp., 4.880%, 04/01/2028(f)	18,000	16,358
Unisys Corp., 6.875%, 11/01/2027(f)	25,000	18,757
		69,018

Leisure Products - 0.01%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	32,000	26,808

Machinery - 0.06%
Allison Transmission, Inc.:
4.750%, 10/01/2027(f)	90,000	83,151
3.750%, 01/30/2031(f)	37,000	29,948
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	5,000	4,345
		117,444

Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(f)	17,000	17,265

Media - 0.19%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(f)	49,000	42,250

	Principal
	Amount	Value

Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	$30,000	$27,983
5.000%, 02/01/2028(f)	30,000	27,277
5.375%, 06/01/2029(f)	12,000	10,779
4.750%, 03/01/2030(f)	15,000	12,610
7.375%, 03/01/2031(f)	20,000	19,329
4.500%, 05/01/2032	18,000	14,146
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	48,000	38,396
7.500%, 06/01/2029(f)	13,000	9,960
CSC Holdings LLC:
7.500%, 04/01/2028(f)	44,000	28,643
11.250%, 05/15/2028(f)	12,000	11,970
DISH DBS Corp.:
5.875%, 11/15/2024	24,000	22,377
7.750%, 07/01/2026	10,000	7,516
Gray Television, Inc., 7.000%, 05/15/2027(f)	19,000	16,369
iHeartCommunications, Inc., 6.375%, 05/01/2026	15,000	12,949
News Corp., 3.875%, 05/15/2029(f)	10,000	8,611
Nexstar Media, Inc., 4.750%, 11/01/2028(f)	10,000	8,289
Sirius XM Radio, Inc., 4.000%, 07/15/2028(f)	10,000	8,546
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	23,000	21,749
Urban One, Inc., 7.375%, 02/01/2028(f)	12,000	10,310
		360,059

Metals & Mining - 0.10%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	35,000	30,253
FMG Resources August 2006 Pty, Ltd.:
4.375%, 04/01/2031(f)	5,000	4,120
6.125%, 04/15/2032(f)	54,000	49,183
IAMGOLD Corp., 5.750%, 10/15/2028(f)	30,000	23,518
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	15,000	14,736
New Gold, Inc., 7.500%, 07/15/2027(f)	15,000	14,024
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	34,000	28,933
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	18,000	16,840
		181,607

Mortgage Real Estate Investment - 0.09%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	32,000	24,169
Rithm Capital Corp., 6.250%, 10/15/2025(f)	35,000	33,249
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	30,000	26,633
4.380%, 01/15/2027(f)	100,000	87,342
		171,393

Oil, Gas & Consumable Fuels - 0.41%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	100,000	95,535
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	15,000	14,383
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(f)	12,000	11,511
9.750%, 07/15/2028(f)	16,000	15,814
Civitas Resources, Inc.:
8.375%, 07/01/2028(f)	45,000	45,844
8.750%, 07/01/2031(f)	5,000	5,113
CNX Resources Corp., 6.000%, 01/15/2029(f)	52,000	48,639
CVR Energy, Inc., 5.750%, 02/15/2028(f)	43,000	38,959
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	13,000	11,892
Energean PLC, 6.500%, 04/30/2027(f)	10,000	9,117
EnQuest PLC, 11.625%, 11/01/2027(f)	17,000	16,044
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	100,000	92,090
4.250%, 02/15/2030(f)	20,000	16,888
Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.500%, 02/15/2028(f)	6,000	6,104
MEG Energy Corp., 5.875%, 02/01/2029(f)	45,000	42,074

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(f)	$60,000	$59,988
8.750%, 06/15/2031(f)	11,000	11,096
Parkland Corp.:
5.875%, 07/15/2027(f)	30,000	28,580
4.500%, 10/01/2029(f)	59,000	50,594
4.630%, 05/01/2030(f)	5,000	4,269
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(f)	28,000	27,915
Shelf Drilling Holdings, Ltd., 9.625%, 04/15/2029(f)	14,000	13,872
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	93,000	81,728
Vital Energy, Inc.:
7.750%, 07/31/2029(f)	17,000	15,832
9.750%, 10/15/2030	19,000	19,441
		783,322

Paper & Forest Products - 0.01%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	20,000	16,768

Passenger Airlines - 0.03%
Air Canada, 3.875%, 08/15/2026(f)	35,000	31,798
American Airlines, Inc., 7.250%, 02/15/2028(f)	20,000	19,142
		50,940

Personal Care Products - 0.04%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	50,000	46,247
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	39,000	37,212
		83,459

Professional Services - 0.01%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	25,000	21,081

Real Estate Management & Development - 0.08%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	45,000	40,919
Howard Hughes Corp., 4.380%, 02/01/2031(f)	74,000	56,869
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	32,000	24,600
4.750%, 02/01/2030	5,000	3,738
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	48,000	34,771
		160,897

Software - 0.08%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	50,000	44,756
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	34,000	30,250
NCR Corp.:
5.000%, 10/01/2028(f)	5,000	4,480
5.125%, 04/15/2029(f)	30,000	26,463
Open Text Corp., 3.880%, 02/15/2028(f)	60,000	52,471
		158,420

Specialized REITs - 0.03%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(f)	20,000	12,728
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	68,000	44,620
		57,348

Specialty Retail - 0.10%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(f)	53,000	43,975
Gap, Inc., 3.625%, 10/01/2029(f)	12,000	8,895
Iron Mountain, Inc.:
7.000%, 02/15/2029(f)	17,000	16,642
4.875%, 09/15/2029(f)	30,000	26,328
5.625%, 07/15/2032(f)	57,000	49,272
Murphy Oil USA, Inc., 4.750%, 09/15/2029	20,000	18,056

	Principal
	Amount	Value

Specialty Retail (continued)
Upbound Group, Inc., 6.375%, 02/15/2029(f)	$32,000	$28,435
		191,603

Technology Hardware, Storage & Peripherals - 0.06%
Pitney Bowes, Inc., 7.250%, 03/15/2029(f)	17,000	12,493
Seagate HDD Cayman, 8.250%, 12/15/2029(f)	27,000	27,755
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	81,000	68,220
		108,468

Trading Companies & Distributors - 0.01%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(f)	17,000	14,996

TOTAL CORPORATE BONDS
(Cost $5,687,143)		5,596,855

	Shares	Value
COMMON STOCK - 0.09%
Health Care Equipment & Supplies - 0.09%
Carestream Health Holdings Inc(g)	55,510	174,856

TOTAL COMMON STOCK
(Cost $1,051,359)		174,856

SHORT-TERM INVESTMENTS - 1.55%
Bank of New York Cash Reserve
(0.00% 7-Day Yield)	2,945,906	2,945,906

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,945,906)		2,945,906

Total Investments- 147.56%
(Cost $287,784,414)		280,562,478

Liabilities in Excess of Other Assets - (0.43)%		(831,156)

Leverage Facility - (47.13)%		(89,600,000)

Net Assets - 100.00%		$190,131,322

Amounts above are shown as a percentage of net assets as of September 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

1M US SOFR - 1 Month SOFR as of September 30, 2023 was 5.31%

3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.39%

6M US SOFR - 6 Month SOFR as of September 30, 2023 was 5.47%

PRIME - US Prime Rate as of September 30, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of September 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2023, the Fund has unfunded delayed draw loans in the amount of $269,598. Fair value of these unfunded delayed draws was $266,822.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $15,538,256, which represented approximately 8.17% of net assets as of September 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”, the “Fund”, “we”, “us” or “our”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. For the period ended September 30, 2023, BSL has not sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2023:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,765,229	$984,456	$11,749,685
Commercial Services & Supplies	–	10,677,555	678,154	11,355,709
Distributors	–	1,025,140	423,696	1,448,836
Diversified Consumer Services	–	9,189,630	447,374	9,637,004
Gas Utilities	–	–	358,591	358,591
Software	–	27,553,049	1,383,044	28,936,093
Specialty Retail	–	1,249,339	877,588	2,126,927
Other	–	195,103,164	–	195,103,164
Collateralized Loan Obligation Securities
Consumer Finance	–	–	3,461,587	3,461,587
Financial Services	–	–	7,667,265	7,667,265
Corporate Bonds	–	5,596,855	–	5,596,855
Common Stock	–	174,856	–	174,856
Short-Term Investments	2,945,906	–	–	2,945,906
Total	$2,945,906	$261,334,817	$16,281,755	$280,562,478

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	$–	$(696)	$–	$(696)
Total	–	(696)	–	(696)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2023, the Fund's outstanding borrowings of $89,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BSL has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of December 31, 2022	$7,789,140	$13,629,173	$21,418,313
Accrued discount/ premium	12,358	7,709	20,067
Realized Gain/(Loss)	48,725	(283,855)	(235,130)
Change in Unrealized Appreciation/(Depreciation)	284,977	879,373	1,164,350
Purchases (1)	6,437,348	–	6,437,348
Sales Proceeds (2)	(3,820,292)	(8,352,972)	(12,173,264)
Transfer into Level 3	7,355	5,249,424	5,256,779
Transfer out of Level 3	(5,606,708)	–	(5,606,708)
Balance as of September 30, 2023	$5,152,903	$11,128,852	$16,281,755
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$(85,691)	$309,063	$223,372

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2023:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$5,152,903	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	11,128,852	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2023, 90.33% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate. There could be significant operational challenges for the continued transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. The Fund and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates may result in a sudden or prolonged increase or decrease in the value of LIBOR-based loans and securities, including those of other issuers that the Fund currently holds or may in the future hold. The transition away from LIBOR to a successor rate may involve, among other things, (i) increased volatility or illiquidity in markets for instruments that rely on LIBOR, (ii) a reduction in the value of certain LIBOR-based instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging, any of which could potentially adversely affect the Fund’s performance. Due to the uncertainty of the replacement for LIBOR, the potential effects on the Fund cannot yet be determined.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2023, BSL had invested $8,047,957 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien Term Loan	$1,514	$1,517	$(17)
Omnia Partners, LLC, Delayed Draw Term Loan	134,042	134,363	(1,251)
Pediatric Associates Holding Co. LLC, First Lien Term Loan	134,042	130,942	572
	$269,598	$266,822	$(696)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended September 30, 2023, BSL recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $37,222.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as may be amended, restated, supplemented, or modified from time to time, and restated to borrow up to a limit of $100 million, with $34 million for tranche A loans ("BSL Tranche A Loans") and $66 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BSL Tranche A Loans and BSL Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2023, BSL had borrowings outstanding under its Leverage Facility of $89,600,000, at an interest rate of 6.41%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2023, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $77,601,832 and 5.98%, respectively. During the period ended September 30, 2023, the Fund incurred $122,042 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2023, BSL’s leverage represented 32.03% of the Fund’s Managed Assets.